                                                                   Exhibit 10.32

                                LEASE AGREEMENT

1. PARTIES
THIS AGREEMENT, MADE THE ___________day of __________________ one thousand nine hundred and ninety-nine (1999), by and between Michele M. Hoey and John E. Hoey (hereinafter called Lessor), of the one part, and Patient Infosystems, Inc. with a principal place of business at 46 Prince Street, Rochester, NY 14607 (hereinafter called Lessee), of the other part.

2. PREMISES
3. TERM
4. MINIMUM RENT
WITNESSETH THAT: Lessor does hereby demise and let unto Lessee all that certain 2nd floor of the premises located at 15 Maple Avenue, Paoli, PA consisting of approximately 3,715 sq. feet together with up to ten, but no more than ten
(10)designated parking spaces in the lot contiguous to the Premises (said spaces shall be designated by Lessor and are not assignable by Lessee) in the County of Chester, State of Pennsylvania, to be used and occupied as A Business office and for no other purpose, for the term of Three (3) years beginning the 1st day of August one thousand nine hundred and ninety-nine (1999), and ending the 31st day of July Two thousand nine hundred and Two (2002), for the minimum three year rental of One Hundred and Ninety Five Thousand and Thirty Seven Dollars & Forty-Four Cents (Dollars) ($195,037.44), lawful money of the United States of America, payable in monthly installments in advance during the said term of this lease, as follows: Yr. 1 (8/1/99-7/31/01): $5,262.92 per month; Yr. 2
(8/1/00-7/31/01: $5,417.70 per month;** ($ each payment) on the 1st day of each month, rent to begin from the 1st day of August, 1999, the first installment to be paid at the time of signing this lease.


**and Yr. (3) (8/1/01-7/31/02): $5,572.50 per month.

Lessee shall be responsible for all utility expenses related to or occasioned by its occupancy of the demised premises. Further, Lessee shall promptly, reimburse Lessor for Lessees' pro-rata share of Lessors' common area and/or collective utility expense(s).



5. INABILITY TO GIVE POSSESSION
6. ADDITIONAL RENT
         If Lessor is unable to give Lessee possession of the demised premises, as herein provided, by reason of the holding over of a previous occupant, or by reason of any cause beyond the control of the Lessor, the Lessor shall not be liable in damages to the Lessee therefor, and during the period that the Lessor is unable to give possession, all rights and remedies of both parties hereunder shall be suspended.

(a) DAMAGES FOR DEFAULT
         (a) Lessee agrees to pay as rent in addition to the minimum rental herein reserved any and all sums which may become due by reason of the failure of Lessee to comply with all the covenants of this lease and pay any and all damages, costs and expenses which the Lessor may suffer or incur by reason of any default of the Lessee or failure on his part to comply with the covenants of this lease, and each of them, and also any and all damages of the demised premises caused by any act or neglect of the Lessee.

(b) TAXES
         (b) Lessee further agrees to pay as rent in addition to the minimum rental herein reserved all taxes assessed or imposed upon the demised premises and/or the building of which the demised premises is a part during the term of this lease, in excess of and over and above those assessed or imposed at the time of making this lease. The amount due hereunder on account of such taxes shall he apportioned for that part of the first and last calendar years covered by the term hereof. The same shall be paid by Lessee to Lessor on or before the first day of July of each and every year.

(c) FIRE INSURANCE PREMIUMS
         (c) Lessee further agrees to pay to Lessor as additional rent all increase or increases in fire insurance premiums upon the demised premises and/or the building of which the demised premises is a part, due to an increase in the rate of fire insurance in excess of the rate on the demised premises at the time of making this lease, if said increase is caused by any act or neglect of the Lessee or the nature of the Lessee's business.

(d) WATER RENT
         (d) Lessee further agrees to pay as additional rent, if there is a metered water connection to the said premises, all charges for water consumed upon the demised premises in excess of the yearly minimum meter charge and all charges for repairs to the said meter or meters on the premises, whether such repairs are made necessary by ordinary wear and tear, freezing, hot water, accident or other causes, immediately when the same become due.

(e) SEWER RENT
         (e) Lessee further agrees to pay as additional rent, if there is a metered water connection to said premises, all sewer rental or charges for use of sewers, sewage system, and sewage treatment works servicing the demised premises in excess of the yearly minimum of such sewer charges, immediately when the same become due.

7. PLACE OF PAYMENT
         All rents shall be payable without prior notice or demand at the office of Lessor in 536 Whitford Hills Road, Exton, PA 19341
--------------------------------------------------------------------------------
or at such other place as Lessor may from time to time designate by notice in writing.

8. AFFIRMATIVE COVENANTS OF LESSEE
         Lessee covenants and agrees that he will without demand
(a) PAYMENT OF RENT
         (a) Pay the rent and all other charges herein reserved as rent on the days and times and at the place that the same are made payable, without fail, and if Lessor shall at any time or times accept said rent or rent charges after the same shall have become due and payable, such acceptance shall not excuse delay upon subsequent occasions, or constitute or be construed as a waiver of any of Lessor's rights. Lessee agrees that any charge or payment herein reserved, included or agreed to be treated or collected as rent and/or any other charges or taxes, expenses, or costs herein agreed to be paid by the Lessee may be proceeded for and recovered by the Lessor by distraint or other process in the same manner as rent due and in arrears.

(b) CLEANING, REPAIRING, ETC.
         (b) Keep the demised premises clean and free from all ashes, dirt and other refuse matter; replace all glass windows, doors, etc., broken; keep all waste and drain pipes open; repair all damage to plumbing and to the premises in general; keep the same in good order and repair as they now are, reasonable wear and tear and damage by accidental fire or other casualty not occurring through negligence of Lessee or those employed by or acting for Lessee alone excepted. The Lessee agrees to surrender the demised premises in the same condition in which Lessee has herein agreed to keep the same during the continuance of this lease.

(c) REQUIREMENTS OF PUBLIC AUTHORITIES
         (c) Comply with any requirements of any of the constituted public authorities, and with the terms of any State or Federal statute or local ordinance or regulation applicable to Lessee or his use of the demised premises, and save Lessor harmless from penalties, fines, costs or damages resulting from failure to do so.

(d) FIRE
         (d) Use every reasonable precaution against fire.

(e) RULES AND REGULATIONS
         (e) Comply with rules and regulations of Lessor promulgated as hereinafter provided.

(f) SURRENDER OF POSSESSIONS
         (f) Peaceably deliver up and surrender possession of the demised premises to the Lessor at the expiration or sooner termination of this lease, promptly delivering to Lessor at his office all keys for the demised premises.

(g) NOTICE OF FIRE, ETC.
         (g) Give to Lessor prompt written notice of any accident, fire, or damage occurring on or to the demised premises.

(h) CONDITION OF PAYMENT
         (h) Lessee shall be responsible for the condition of the pavement, curb, cellar doors, awnings and other erections in the pavement during the term of this lease; shall keep the pavement free from snow and ice, and shall be and hereby agrees that Lessee is solely liable for any accidents, due or alleged to be due to their defective condition, or to any accumulations of snow and ice.

(i) AGENCY ON REMOVAL
         (i) The Lessee agrees that if, with the permission in writing of Lessor, Lessee shall vacate or decide at any time during the term of this lease, or any renewal thereof, to vacate the herein demised premises prior to the expiration of this lease, or any renewal hereof, Lessee will not cause or allow any other agent to represent Lessee in any sub-letting or reletting of the demised premises other than an agent approved by the Lessor ____________________ _______ ______________________________________ and that should Lessee do so or attempt to do so, the Lessor ________________________________________________
may remove any signs that may be placed on or about the demised premises by such other agent without any liability to Lessor or to said agent, the Lessee assuming all responsibility for such action.

9. NEGATIVE COVENANTS OF LESSEE
         Lessee covenants and agrees that he will do none of the following things without the consent in writing of Lessor first had and obtained:

(a) USE OF PREMISES
         (a) Occupy the demised premises in any other manner or for any other purpose than as above set forth.

(b) ASSIGNMENT AND SUBLETTING
         (b) Assign, mortgage or pledge this lease or under-let or sub-lease the demised premises, or any part thereof, or permit any other person, firm or cor-poration to occupy the demised premises, or any part thereof; nor shall any assignee or sub-lessee assign, mortgage or pledge this lease or such sub-lease, without an additional written consent by the Lessor, and without such consent no such assignment, mortgage or pledge shall be valid. If the Lessee becomes embarrassed or insolvent, or makes an assignment for the benefit of creditors, or if a petition in bankruptcy is filed by or against the Lessee or a bill in equity or other proceeding for the appointment of a receiver for the Lessee is filed, or if the real or personal property of the Lessee shall be sold or levied upon by any Sheriff, Marshall or Constable, the same shall be a violation of this covenant.

(c) SIGNS
         (c) Place or allow to be placed any stand, booth, sign or show case upon the doorsteps, vestibules or outside walls or pavement of the premises or paint, place, erect or cause to be painted, placed or erected any sign, projection or device on or in any part of the premises. Lessee shall remove any sign, projection or device painted, placed or erected, if permission has been granted and restore the walls, etc. to their former conditions, at or prior to the expiration of this lease. In case of the breach of this covenant (in addition to all other remedies given to Lessor in case of breach of any conditions or covenants of this lease) Lessor shall have the privilege of removing said stand, booth, sign show case, projection or device, and restoring said walls, etc. to their former condition, and Lessee, at Lessor's option, shall be liable to Lessor for any and all expenses so incurred by Lessor.

(d) ALTERATIONS, IMPROVEMENTS
         (d) Make any alterations, improvements, or additions to the demised premises. All alterations, improvements, additions or fixtures, whether installed before or after the execution of this lease, shall remain upon the premises at the expiration or sooner determination of this lease and become the property of Lessor, unless Lessor shall, prior to the determination of this lease, have given written notice to Lessee to remove the same, in which event Lessee will remove such alterations, improvements and additions and restore the premises to the same good order and condition in which they now are. Should Lessee fail so to do, Lessor may do so, collecting, at Lessor's option, the cost and expense thereof from Lessee as additional rent.

(e) MACHINERY
         (e) Use or operate any machinery that, in Lessor's opinion, is harmful to the building or disturbing to other tenants occupying other parts thereof.

(f) WEIGHTS
         (f) Place any weights in any portion of the demised premises beyond the safe carrying capacity of the Structure.

(g) FIRE INSURANCE
         (g) Do or suffer to be done, any act, matter or thing objectionable to the fire insurance companies whereby the fire insurance or any other insurance now in force or hereafter to be placed on the demised premises, or any part thereof, or on the building of which the demised premises may be a part, shall become void or suspended, or whereby the same shall be rated as a more hazardous risk than at the date of execution of this lease, or employ any person or persons objectionable to the fire insurance companies or carry or have any benzine or explosive matter of any kind in and about the demised premises. In case of a breach of this covenant (in addition to all other remedies given to Lessor in case of the breach of any of the conditions or covenants of this lease) Lessee agrees to pay to Lessor as additional rent any and all increase or increases of premiums on insurance carried by Lessor on the demised premises, or any part thereof, or on the building of which the demised premises may be a part, caused in any way by the occupancy of Lessee.

(h) REMOVAL OF GOODS
         (h) Remove, attempt to remove or manifest an intention to remove Lessee's goods or property from or out of the demised premises otherwise than in the ordinary and usual course of business, without having first paid and satisfied Lessor for all rent which may become due during the entire term of this lease.

(i) VACATE PREMISES
         (i) Vacate or desert said premises during the term of this lease, or permit the same to be empty and unoccupied.

10. LESSOR'S RIGHTS
         Lessee covenants and agrees that Lessor shall have the right to do the following things and matters in and about the demised premises:

(a) INSPECTION OF PREMISES
         (a) At all reasonable times by himself or his duly authorized agents to go upon and inspect the demised premises and every part thereof, and/or at his option to make repairs, alterations and additions to the demised premises or the building of which the demised premises is a part.

(b) RULES AND REGULATIONS
         (b) At any time or times and from time to time to make such rules and regulations as in his judgment may from time to time be necessary for the safety, care and cleanliness of the premises, and for the preservation of good order therein. Such rules and regulations shall, when noticed thereof is given to Lessee, form a part of this lease.

(c) SALE OR RENT SIGN PROSPECTIVE PURCHASERS OR TENANTS
         (c) To display a "For Sale" sign at any time, and also, after notice from either party of intention to determine this lease, or at any time within three months prior to the expiration of this lease, a "For Rent" sign, or both "For Rent" and "For Sale" signs; and all of said signs shall be placed upon such part of the premises as Lessor may elect and may contain such matter as Lessor shall require. Prospective purchasers or tenants authorized by Lessor may inspect the premises at reasonable hours at any time.

(d) DISCONTINUE FACILITIES AND SERVICES
         (d) The Lessor may discontinue all facilities furnished and services rendered, or any of them, by Lessor, not expressly covenanted for herein, it being understood that they constitute no part of the consideration for this lease.

11. RESPONSIBILITY OF LESSEE
         (a) Lessee agrees to be responsible for and to relieve and hereby relieves the Lessor from all liability by reason of any injury or damage to any person or property in the demised premises, whether belonging to the Lessee or any other person, caused by any fire, breakage or leakage in any part or portion of the demised premises, or any part or portion of the building of which the demised premises is a part, or from water, rain or snow that may leak into, issue or flow from any part of the said premises, or of the building of which the demised premises is a part, or from the drains, pipes, or plumbing work of the same, or from any place or quarter, whether such breakage, leakage, injury or damage be caused by or result from the negligence of Lessor or his servants or agents or any person or persons whatsoever.

         (b) Lessee also agrees to be responsible for and to relieve and hereby relieves Lessor from all liability by reason of any damage or injury to any person or thing which may arise from or be due to the use, misuse or abuse of all or any of the elevators, hatches, openings, stairways, hallways, of any kind whatsoever, which may exist or hereafter be erected or constructed on the said premises, or from any kind of injury which may arise from any other cause whatsoever on the said premises or the building of which the demised premises is a part, whether such damage, injury, use, misuse or abuse be caused by or result from the negligence of Lessor, his servants or agents or any other person or persons whatsoever.

12. RESPONSIBILITY OF LESSOR
(a) TOTAL DESTRUCTION OF PREMISES
         (a) In the event that the demised premises is totally destroyed or so damaged by fire or other casualty not occurring through fault or negligence of the Lessee or those employed by or acting for him, that the same cannot be repaired or restored within a reasonable time, this lease shall absolutely cease and determine, and the rent shall abate for the balance of the term.

(b) PARTIAL DESTRUCTION OF PREMISES
         (b) If the damage caused as above be only partial and such that the premises can be restored to their then condition within a reasonable time, the Lessor may, at his option, restore the same with reasonable promptness, reserving the right to enter upon the demised premises for that purpose. The Lessor also reserves the right to enter upon the demised premises whenever necessary to repair damage caused by fire or other casualty to the building of which the demised premises is a part, even though the effect of such entry be to render the demised premises or a part thereof untenantable. In either event the rent shall be apportioned and suspended during the time the Lessor is in possession, taking into account the proportion of the demised premises rendered untenantable and the duration of the Lessor's possession. If a dispute arises as to the amount of rent due under this clause, Lessee agrees to pay the full amount claimed by Lessor. Lessee shall, however, have the right to proceed by law to recover the excess payment, if any.

(c) REPAIRS BY LESSOR
         (c) Lessor shall make such election to repair the premises or terminate this lease by giving notice thereof to Lessee at the leased premises within thirty days from the day Lessor received notice that the demised premises had been destroyed or damaged by fire or other casualty.

(d) DAMAGE FOR INTERRUPTION OF USE
         (d) Lessor shall not be liable for any damage, compensation or claim by reason of inconvenience or annoyance arising from the necessity of repairing any portion of the building, the interruption in the use of the premises, or the termination of this Lease by reason of the destruction of the premises.

(e) REPRESENTATION OF CONDITION OF PREMISES
         (e) The Lessor has let the demised premises in their present condition and without any representations on the part of the Lessor, his officers, employees, servants and/or agents. It is understood and agreed that Lessor is under no duty to make repairs or alterations at the time of letting or at any time thereafter.

(f) ZONING
         (f) It is understood and agreed that the Lessor hereof does not warrant or undertake that the Lessee shall be able to obtain a permit under any Zoning Ordinance or Regulation for such use as Lessee intends to make of the said premises, and nothing in this lease contained shall obligate the Lessor to assist Lessee in obtaining said permits; the Lessee further agrees that in the event a permit cannot be obtained by Lessee under any Zoning Ordinance or Regulation, this lease shall not terminate without Lessor's consent, and the Lessee shall use the premises only in a manner permitted under such Zoning Ordinance or Regulation.

13. MISCELLANEOUS AGREEMENT AND CONDITION
(a) EFFECTS OF REPAIRS ON RENTALS
         (a) No contract entered into or that may be subsequently entered into by Lessor with Lessee, relative to any alterations, additions, improvements or repairs, nor the failure of Lessor to make such alterations, additions, improvements or repairs as required by any such contract, nor the making by Lessor or his agents or contractors of such alterations, additions, improvements or repairs shall in any way affect the payment of the rent or said other charges at the time specified in this lease.

(b) AGENCY
         (b) It is hereby expressly agreed and understood that the said ________ is acting as agent only and shall not in any event be held liable to the owner or to Lessee for the fulfillment or non-fulfillment of any of the terms or conditions of this lease, or for any action or proceedings that may be taken by the owner against Lessee, or by Lessee against the owner.

(c) WAIVER OF CUSTOM
         (c) It is hereby covenanted and agreed, any law, usage or custom to the contrary notwithstanding, that Lessor shall have the right at all times to en-force the covenants and provisions of this lease in strict accordance with the terms hereof, notwithstanding any conduct or custom on the part of the Lessor in refraining from so doing at any time or times; and, further, that the failure of Lessor at any time or times to enforce his rights under said covenants and provisions strictly in accordance with the same shall not be construed as having created a custom in any way or manner contrary to the specific terms, pro-visions and covenants of this lease or as having in any way or manner modified the same.

(d) CONDUCT OF LESSEE
         (d) This lease is granted upon the express condition that Lessee and/or the occupants of the premises herein leased, shall not conduct themselves in a manner which the Lessor in his sole opinion may deem improper or objectionable, and that if at any time during the term of this lease or any extension or continuation thereof, Lessee or any occupier of the said premises shall have conducted himself, herself or themselves in a manner which Lessor in his sole opinion deems improper or objectionable, Lessee shall be taken to have broken the covenants and conditions of this lease, and Lessor will be entitled to all of the rights and remedies granted and reserved herein for the Lessee's failure to observe any of the covenants and conditions of this lease.

(e) FAILURE OF LESSEE TO REPAIR
         (e) In the event of the failure of Lessee promptly to perform the covenants of Section 8(b) hereof, Lessor may go upon the demised premises and perform such covenants, the cost thereof, at the sole option of Lessor, to be charged to Lessee as additional and delinquent rent.


14. REMEDIES OF LESSOR
If the Lessee
        (a) Does not pay in full when due any and all installments of rent and/or any other charge or payment herein reserved, included, or agreed to be treated or collected as rent and/or any other charge, expense, or cost herein agreed to be paid by the Lessee, or
         (b) Violates or fails to perform or otherwise breaks any covenant or agreement herein contained; or
         (c) Vacates the demised premises or removes or attempts to remove or manifests an intention to remove any goods or property therefrom otherwise than in the ordinary and usual course of business without having first paid and satisfied the Lessor in full for all rent and other charges then due or that may thereafter become due until the expiration of the then current term, above mentioned; or
         (d) Becomes embarrassed or insolvent, or makes an assignment for the benefit of creditors, or if a petition in bankruptcy is filed by or against the Lessee, or a bill in equity or other proceeding for the appointment of a receiver for the Lessee is filed, or if proceedings for reorganization or for composition with creditors under any State or Federal law be instituted by or against Lessee, or if the real or personal property of the Lessee shall be sold or levied upon by any Sheriff, Marshall or Constable; _________________ then and in any or either of said events, there shall be deemed to be a breach of this lease, and thereupon ipso facto and without entry or other action by Lessor;
         (1) The rent for the entire unexpired balance of the term of this lease, as well as all other charges, payments, costs and expenses herein agreed to be paid by the Lessee, or at the option of Lessor any part thereof, and also all costs and officers' commissions including watchmen's wages and further in-cluding the five percent chargeable by Act of Assembly to the Lessor, shall, in addition to any and all installments of rent already due and payable and in arrears and/or any other charge or payment herein reserved, included or agreed to be treated or collected as rent, and/or any other charge, expense or cost herein agreed no be paid by the Lessee which may be due and payable and in arrears, be taken to be due and payable and in arrears as if by the terms and provisions of this lease, the whole balance of unpaid rent and other charges, payments, taxes, costs and expenses were on that date payable in advance; and if this lease or any part thereof is assigned, or if the premises or any part thereof is sub-let, Lessee hereby irrevocably constitutes and appoints Lessor Lessee's agent to collect the rents due by such assignee or sub-lessee and apply the same to the rent due hereunder without in any way affecting Lessee's obligation to pay any unpaid balance of rent due hereunder;

         (2) This lease and the term hereby created shall determine and become absolutely void without any right on the part of the Lessee to save the forfeiture by payment of any sum due or by other performance of any condition, term or covenant broken; whereupon, Lessor shall be entitled to recover damages for such breach in an amount equal to the amount of rent reserved for the balance of the term of this lease, less the fair rental value of the said demised premises, for the residue of said term.

15. FURTHER REMEDIES OF LESSOR
         In the event of any default as above set forth in Section 14, the Lessor, or anyone acting on Lessor's behalf, at Lessor's option:
         (a) may without notice or demand enter the demised premises, breaking open locked doors if necessary to effect entrance, without liability to action for prosecution or damages for such entry or for the manner thereof, for the purpose of distraining or levying and for any other purposes, and take posses-sion of and sell all goods and chattels at auction, on three days' notice served in person on the Lessee or left on the premises, and pay the said Lessor out of the proceeds, and even if the rent be not due and unpaid, should the Lessee at any time remove or attempt to remove goods and chattels from the premises without leaving enough thereon to meet the next periodical payment, Lessee authorizes the Lessor to follow for a period of ninety days after such removal, take possession of and sell at auction, upon like notice, sufficient of such goods to meet the proportion of rent accrued at the time of such removal; and the Lessee hereby releases and discharges the Lessor, and his agents, from all claims, actions, suits, damages, and penalties, for or by reason or on account of any entry, distraint, levy, appraisement or sale; and/or
         (b) may enter the premises, and without demand proceed by distress and sale of the goods there found to levy the rent and/or other charges herein payable as rent, and all costs and officers' commissions, including watchmen's wages and sums chargeable to Lessor, and further including a sum equal to 5% of the amount of the levy as commissions to the constable or other person making the levy, shall be paid by the Lessee, and in such case all costs, officers' commission and other charges shall immediately attach and become part of the claim of Lessor for rent, and any tender of rent without said costs, commission and charges made after the issue of a warrant of distress shall not be sufficient to satisfy the claim of the Lessor. Lessee hereby expressly waives in favor of Lessor the benefit of all laws now made or which may hereafter be made regarding any limitation as to the goods upon which, or the time within which, distress is to be made after removal of goods, and further relieves the Lessor of the obligations of proving or identifying such goods, it being the purpose and intent of this provision that all goods of Lessee, whether upon the demised premises or not, shall be liable to distress for rent. Lessee waives in favor of Lessor all rights under the Act of Assembly of April 6, 1951, P. L. 69, and all supplements and amendments thereto that have been or may hereafter be passed, and authorizes the sale of any goods distrained for rent at any time after five days from said distraint without any appraisement and/or condemnation thereof.
         (c) The Lessee further waives the right to issue a Writ of Replevin under the Pennsylvania Rules of Civil Procedure, No. 1071 &c. and Laws of the Commonwealth of Pennsylvania, or under any other law previously enacted and now in force, or which may be hereafter enacted, for the recovery of any articles, household goods, furniture, etc., seized under a distress for rent or levy upon an execution for rent, damages or otherwise; all waivers hereinbefore mentioned are hereby extended to apply to any such action; and/or
         (d) may lease said premises or any part or parts thereof to such person or persons as may in Lessor's discretion seem best and the Lessee shall be liable for any loss of rent for the balance of the then current term.

16. CONFESSION OF JUDGEMENT
         If rent and/or any charges hereby reserved as rent shall remain unpaid on any day when the same ought to be paid, Lessee hereby empowers any Pro-thonotary, Clerk of Court or attorney of any Court of Record to appear for Lessee in any and all actions which may be brought for rent and/or the charges, payments, Costs and expenses reserved as rent, or agreed to be paid by the Lessee and/or to sign for Lessee an agreement for entering in any competent Court an amicable action or actions for the recovery of rent or other charges, payments, costs and expenses, and in said Suits or in said amicable action or actions to confess judgment against Lessee for all or any part of the rent specified in this lease and then unpaid including, at Lessor's option, the rent for the entire unexpired balance of the term of this lease, and/or other charges, payments, costs and expenses reserved as rent or agreed to be paid by the Lessee, and for interest and costs together with any attorney's commission of 5%. Such authority shall not be exhausted by one exercise thereof, but judgment may be confessed as aforesaid from time to time as often as any of said rent and/or other charges, payments, costs and expenses, reserved as rent shall fall due or be in arrears, and such powers may be exercised as well after the expiration of the original term and/or during any extension or renewal of this lease.

17. EJECTMENT
         When this lease shall be determined by condition broken, either during the original term of this lease or any renewal or extension thereof, and also when and as soon as the term hereby created or any extension thereof shall have expired, it shall be lawful for any attorney as attorney for Lessee to file an agreement for entering in any competent Court an amicable action and judgment in ejectment against Lessee and all persons claiming under Lessee for the recovery by Lessor of possession of the herein demised premises, for which this lease shall be his sufficient warrant, whereupon, if Lessor so desires, a writ of Execution or of Possession may issue forthwith, without any prior writ or proceedings whatsoever, and provided that if for any reason after such action shall have been commenced the same shall be determined and the possession of the premises hereby demised remain in or be restored to Lessee, Lessor shall have the right upon any subsequent default or defaults, or upon the termination of this lease as hereinbefore set forth, to bring one or more amicable action or actions as hereinbefore set forth to recover possession of the said premises.

18. AFFIDAVIT OF DEFAULT
         In any amicable action of ejectment and/or for rent in arrears, Lessor shall first cause to be filed in such action an affidavit made by him or someone acting for him setting forth the facts necessary to authorize the entry of judgment, of which facts such affidavit shall be conclusive evidence and if a true copy of this lease (and of the truth of the copy such affidavit shall be sufficient evidence) be filed in such action, it shall not be necessary to file the original as a warrant of attorney, any rule of Court, custom or practice to the contrary notwithstanding.

19. WAIVER BY LESSEE OF ERRORS, RIGHT OF APPEAL, STAY, EXEMPTION, INQUISITION Lessee expressly agrees that any judgment, order or decree entered against him by or in any Court or Magistrate by virtue of the powers of attorney contained in this lease, or otherwise, shall be final, and that he will not take an appeal, certiorari, writ of error, exception or objection to the same, or file a motion or rule to strike off or open or to stay execution of the same, and releases to Lessor and to any and all attorneys who may appear for Lessee all errors in the said proceedings, and all liability therefor. Lessee expressly waives the benefits of all laws, now or hereafter in force, exempting any goods on the demised premises, or elsewhere from distraint, levy or sale in any legal proceedings taken by the Lessor to enforce any rights under this lease. Lessee further waives the right of inquisition on any real estate that may be levied upon to collect any amount which may become due under the terms and conditions of this lease, and does hereby voluntarily condemn the same and authorizes the Prothonotary or Clerk of Court to issue a Writ of Execution or other process upon Lessee's voluntary condemnation, and further agrees that the said real estate may be sold on a Writ of Execution or other process. If proceedings shall be commenced by Lessor to recover possession under the Acts of Assembly, either at the end of the term or sooner termination of this lease, or for nonpayment of rent or any other reason Lessee specifically waives the right to the three months' notice and/or the fifteen or thirty days' notice required by the Act of April 6, 1951, P. L. 69, and agrees that five days' notice shall be sufficient in either or any other case.

20. RIGHT OF ASSIGNEE OF LESSOR
         The right to enter judgment against Lessee and to enforce all of the other provisions of this lease hereinabove provided for may, at the option of any assignee of this lease, be exercised by any assignee of the Lessor's right, title and interest in this lease in his, her or their own name, notwithstanding the fact that any or all assignments of the said right, title and interest may not be executed and/or witnessed in accordance with the Act of Assembly of May 28, 1715, 1 Sm. L. 90, and all supplements and amendments thereto that have been or may hereafter be passed and Lessee hereby expressly waives the requirements of said Act of Assembly and any and all laws regulating the manner and/or form in which such assignments shall be executed and witnessed.

21. REMEDIES CUMULATIVE
         All of the remedies hereinbefore given to Lessor and all rights and remedies given to him by law and equity shall be cumulative and concurrent. No determination of this lease or the taking or recovering of the premises shall deprive Lessor of any of his remedies or actions against the Lessee for rent due at the time or which, under the terms hereof, would in the future become due as if there has been no determination, or for any and all sums due at the time or which, under the terms hereof, would in the future become due as if there had been no determination, nor shall the bringing of any action for rent or breach of covenant, or the resort to any other remedy herein provided for the recovery of rent be construed as a waiver of the right to obtain possession of the premises.

22. CONDEMNATION
         In the event that the premises demised or any part thereof is taken or condemned for a public or quasi-public use, this lease shall, as to the part so taken, terminate as of the date title shall vest in the condemnor, and rent shall abate in proportion to the square feet of leased space taken or condemned or shall cease if the entire premises be so taken. In either event the Lessee waives all claims against the Lessor by reason of the complete or partial taking of the demised premises, and it is agreed that the Lessee shall not be entitled to any notice whatsoever of the partial or complete termination of this lease by reason of the aforesaid.

23. SUBORDINATION
         This Agreement of Lease and all its terms, covenants and provisions are and each of them is subject and subordinate to any lease or other arrangement or right to possession, under which the Lessor is in control of the demised premises, to the rights of the owner or owner's of the demised premises and of the land or buildings of which the demised premises are a part, to all rights of the Lessor's landlord and to any and all mortgages and other encumbrances now or hereafter placed upon the demised premises or upon the land and/or the buildings containing the same; and Lessee expressly agrees that if Lessor's tenancy, control, or right to possession shall terminate either by expiration, forfeiture or otherwise, then this lease shall thereupon immediately terminate and the Lessee shall, thereupon, give immediate possession; and Lessee hereby waives any and all claims for damages or otherwise by reason of such termination as aforesaid.

24. TERMINATION OF LEASE
         It is hereby mutually agreed that either party hereto may terminate this lease at the end of said term by giving to the other party written notice thereof at least ninety 90 days prior thereto, but in default of such notice, this lease shall continue upon the same terms and conditions in force immediately prior to the expiration of the term hereof as are herein contained for a further period of one (1) year and so on from year to year unless or until terminated by either party hereto, giving the other ninety (90) days written notice for removal previous to expiration of the then current term; PROVIDED, however, that should this lease be continued for a further period under the terms hereinabove mentioned, any allowances given Lessee on the rent during the original term shall not extend beyond such original term, and further provided, however, that if Lessor shall have given such written notice prior to the expiration of any term hereby created, of his intention to change the terms and conditions of this lease, and Lessee shall not within ten (10) days from such notice notify Lessor of Lessee's intention to vacate the demised premises at the end of the then current term, Lessee shall be considered as Lessee under the terms and conditions mentioned in such notice for a further term as above provided, or for such further term as may be stated in such notice. In the event that Lessee shall give notice, as stipulated in this lease, of intention to vacate the demised premises at the end of the present term, or any renewal or extension thereof, and shall fail or refuse so to vacate the same on the date designated by such notice, then it is expressly agreed that Lessor shall have the option either (a) to disregard the notice so given as having no effect, in which case all the terms and conditions of this lease shall continue thereafter with full force precisely as if such notice had not been given, or (b) Lessor may, at any time within thirty days after the present term or any renewal or extension thereof, as aforesaid, give the said Lessee ten days' written notice of his intention to terminate the said lease; whereupon the Lessee expressly agrees to vacate said premises at the expiration of the said period of ten days specified in said notice. All powers granted to Lessor by this lease may be exercised and all obligations imposed upon Lessee by this lease shall be performed by Lessee as well during any extension of the original term of this lease as during the original term itself. * *

25. NOTICES
         All notices required to be given by Lessor to Lessee shall be sufficiently given by leaving the same upon the demised premises, but notices given by Lessee to Lessor must be given by registered mail, and as against Lessor the only admissible evidence that notice has been given by Lessee shall be a registry return receipt signed by Lessor or his agent.

26. LEASE CONTAINS ALL AGREEMENTS
         It is expressly understood and agreed by and between the parties hereto that this lease and the riders attached hereto and forming a part hereof set forth all the promises, agreements, conditions and understandings between Lessor or his Agents and Lessee relative to the demised premises, and that there are no promises, agreements, conditions or understandings, either oral or written, between them other than are herein set forth. It is further understood and agreed that, except as herein otherwise provided, no subsequent alteration, amendment, change or addition to this lease shall be binding upon Lessor or Lessee unless reduced to writing and signed by them.
** Notwithstanding the aforesaid termination provisions, the Parties agree that Lessee may one time on February 1, 2001, terminate this Lease by providing Lessor with 120 days prior written notice and paving at the time of said notice a penalty equal to three (3) times the then applicable months rent.

27. HEIRS AND ASSIGNEES
         All rights and liabilities herein given to, or imposed upon, the respective parties hereto shall extend to and bind the several and respective heirs, executors, administrators, successors and assigns of said parties; and if there shall be more than one Lessee, they shall all be bound jointly and severally by the terms, covenants and agreements herein, and the word "Lessee" shall be deemed and taken to mean each and every person or party mentioned as a Lessee herein, be the same one or more; and if there shall be more than one Lessee, any notice required or permitted by the terms of this lease may be given by or to any one thereof, and shall have the same force and effect as if given by or to all thereof, The words "his" and "him" wherever stated herein shall be deemed to refer to the "Lessor" and "Lessee" whether such Lessor or Lessee be singular or plural and irrespective of gender. No rights, however, shall inure to the benefit of any assignee of Lessee unless the assignment to such assignee has been approved by Lessor in writing as aforesaid.

28. ADVANCE RENT
         Lessee shall, upon execution hereof, pay Lessor as security for the performance of all the terms, covenants, and conditions of this lease, the sum of Fifteen Thousand, Seven Hundred Eighty-Eight Dollars and Seventy-Six cents in Advance Rent. This Advance Rent shall be returnable to Lessee at expiration provided that (1) premises have been vacated; (2) Lessor shall have inspected the premises after such vacation; and (3) Lessee shall have complied with all the terms, covenants and conditions of this lease, in which event the advance rent so paid hereunder shall be returned to Lessee; otherwise, said sum deposited hereunder or any part thereof may be retained by Lessor at his option, as liquidated damages, or may be applied by Lessor against any actual loss, damage or injury chargeable to Lessee hereunder or otherwise, if Lessor determines that such loss, damage or injury exceeds said sum paid. Lessor's determination of the amount, if any, to be returned to Lessee shall be final.
It is understood that the said deposit is not to be considered as the last rental due under the lease.

29. HEADINGS NO PART OF LEASE
         Any headings preceding the text of the several paragraphs and sub-paragraphs hereof are inserted solely for convenience of reference and shall not constitute a part of this lease, nor shall they affect its meaning, construction or effect.
















         IN WITNESS WHEREOF, the parties hereto have executed these presents the day and year first above written, and intend to be legally bound thereby.


SEALED AND DELIVERED IN THE PRESENCE OF:

                                       /s/Michele M. Hoey
__________________________________     __________________________________
                                       MICHELE M. HOEY, LESSOR           (Agent)

                                       /s/John E. Hoey
__________________________________     __________________________________
                                       JOHN E. HOEY, LESSOR              (Seal)

__________________________________     __________________________________
Attest:                                PATIENT INFOSYSTEMS, INC.         (Seal)

By:                                    /s/Donald A. Carlberg
__________________________________     __________________________________
                    Secretary          DONALD A. CARLBERG, President,    (Seal)
                                                                       Lessee


                    =======================================

                                     LEASE,


                         MICHELE HOEY AND JOHN E. HOEY
                    ----------------------------------------

                                       TO


                           PATIENT INFOSYSTEMS, INC.
                    ----------------------------------------

                      Premises 2nd Floor of 15 Maple Ave.
                               -----------------------------
                                 Paoli, PA 19301

                    Rent, $ See Paragraph 4 per ____________


                            Commence August 1, 1999


                             Expires July 31, 2002


                           John C. Clark Co., Phila.


   FOR VALUE RECEIVED ______ hereby assign, transfer and set over unto _________
________________________________________________________________________________
Executors, Administrators, Successors and Assigns, all ________right, title and interest in the within _________________________________________________________
and all benefit and advantages to be derived therefrom.

WITNESS________hand and seal this ___________day of ________________A.D. 19_____

SEALED AND DELIVERED
   IN PRESENCE OF